UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2013 (July 1, 2013)

ORION ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Woodland Drive, Manitowoc, WI 54220

(Address of principal executive offices, including zip code)

(920) 892-9340

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Orion Energy Systems, Inc. (the “Company”) hereby amends its Current Report on Form 8-K, originally filed on July 2, 2013, related to the acquisition on July 1, 2013 of all of the issued and outstanding equity interests of Harris Manufacturing, Inc., a Florida corporation, and Harris LED, LLC, a Florida limited liability company. The Company is filing this Amendment on Form 8-K/A for the purpose of including the required financial statements and pro forma financial information in accordance with the requirements of Item 9.01 of Form 8-K.

Item 9.01(a), (b) and (d)	Financial Statements and Exhibits.

Exhibit 23.1	Consent of Independent Auditors.

Exhibit 99.1	Audited combined financial statements of Harris Manufacturing, Inc. and Harris LED, LLC as of and for the year ended December 31, 2012.

Exhibit 99.2	Unaudited combined financial statements of Harris Manufacturing, Inc. and Harris LED, LLC as of and for the six months ended June 30, 2013 and 2012.

Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Information of the Company, Harris Manufacturing, Inc. and Harris LED, LLC as of and for the year ended March 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.

Date: September 13, 2013	By:	/s/ Scott R. Jensen
Scott R. Jensen
Chief Financial Officer

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